EXHIBIT 32.2

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)

         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), I, the Interim Chief Financial Officer of Asante Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to Amendment No. 1 to the Quarterly Report of the Company on Form 10-QSB for the quarter ended March 27, 2004 as filed with the Securities and Exchange Commission (the "10-QSB/A Report") that:

         (1)   the  10-QSB/A  Report fully  complies  with the  requirements  of section  13(a) or 15(d) of the  Securities  Exchange Act of 1934;
               and

         (2) the information contained in the 10-QSB/A Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 18, 2004

                                      /s/ ROBERT PENDERGRASS
                                      ------------------------------------------
                                              Robert Pendergrass,
                                      Interim Chief Financial Officer